UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2014

Rice Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36273	46-3785773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Woodcliff Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices) (Zip Code)

(724) 746-6720

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2014, Rice Energy Inc. (the “Company”) announced its results for the quarter ended June 30, 2014. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On February 4, 2014, the Company filed a Current Report on Form 8-K to report, among other things, the closing of its initial public offering (the “Offering”) on January 29, 2014. In connection with the Offering and pursuant to a Master Reorganization Agreement (the “Master Reorganization Agreement”) among the Company, Rice Drilling B, Rice Energy Appalachia LLC (“Rice Appalachia”), Rice Energy Holdings LLC (“Rice Holdings”), Rice Energy Family Holdings, LP (“Rice Partners”), NGP Rice Holdings, LLC (“NGP Holdings”), NGP RE Holdings, L.L.C., (“NGP RE Holdings”) NGP RE Holdings II, L.L.C. (“NGP RE II” and, together with NGP RE Holdings, “Natural Gas Partners”), Mr. Daniel J. Rice III, Rice Merger LLC (“Merger Sub”) and each of the persons holding incentive units representing interests in Rice Appalachia (collectively, the “Incentive Unitholders”) dated as of January 23, 2014, (i) (a) Rice Partners contributed a portion of its interests in Rice Appalachia to Rice Holdings, (b) Natural Gas Partners contributed its interests in Rice Appalachia to NGP Holdings and (c) the Incentive Unitholders contributed a portion of their incentive units to Rice Holdings and NGP Holdings, each in return for substantially similar incentive units in such entities; (ii) NGP Holdings, Rice Holdings and Mr. Daniel J. Rice III contributed their respective interests in Rice Appalachia to the Company in exchange for 43,452,550, 20,300,923 and 2,356,844 shares of Common Stock, respectively; (iii) Rice Partners contributed its remaining interest in Rice Appalachia to the Company in exchange for 20,000,000 shares of Common Stock; (iv) the Incentive Unitholders contributed their remaining interests in Rice Appalachia to the Company in exchange for 160,831 shares of Common Stock, each of which were issued by the Company in connection with the closing of its initial public offering. In addition, on January 29, 2014, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Rice Drilling B and Merger Sub dated as of January 23, 2014, the Company issued 1,728,852 shares of common stock to the members of Rice Drilling B (other than Rice Appalachia). The transactions consummated pursuant to the Master Reorganization Agreement and the Merger Agreement are referred to collectively within this Current Report on Form 8-K (the “Current Report”) as the “Corporate Reorganization.”

Due to collective control by Rice Holdings, Rice Partners and NGP Holdings of the Company before and after the Corporate Reorganization through their aggregate level of ownership of the Company’s common stock and the stockholders’ agreement entered into with the Company and Alpha Natural Resources, Inc. in connection with the Offering, the Company has determined that the Corporate Reorganization should be considered a reorganization of entities under common control. As such, the Company is required to retrospectively adjust its financial statements to reflect the exchange of equity interests pursuant to the Corporate Reorganization as of the date of common control. Accordingly, the Company has updated certain information included in its Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K) and Quarterly Report for the quarterly period ended March 31, 2014 (the “Form 10-Q”) as follows:

•	With respect to the Form 10-K, the Pro Forma Condensed Consolidated Financial Statements of Rice Energy Inc. and the Consolidated Financial Statements of Rice Drilling B and Subsidiaries included within Part II, Item 8. Financial Statements and Supplementary Data; and

•	With respect to the Form 10-Q, Part I, Item 1. Financial Statements.

The Company has filed the updated information listed above as Exhibit 99.2 to this Current Report, which is incorporated herein by reference. Except with respect to the retrospective adjustment described above, the information included in this Current Report has not been updated to reflect events subsequent to the filing of the Form 10-K or Form 10-Q, respectively. This Current Report should be read in conjunction with the portions of the Form 10-K and Form 10-Q that have not been retrospectively adjusted herein, as well as in conjunction with the Company’s other filings with the Securities and Exchange Commission filed subsequent to the Form 10-K and Form 10-Q, as applicable. As of the date of this Current Report, future references to the Company’s historical financial statements should be made to this Current Report as well as subsequent periodic reports filed by the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Press release dated August 11, 2014

99.2	Financial Information

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

101.LAB	XBRL Labels Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.

THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2014

RICE ENERGY INC.

By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Press release dated August 11, 2014

99.2	Financial Information

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

101.LAB	XBRL Labels Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.